EXHIBIT 10.7

            LOT/LAND PURCHASE AND SALE AGREEMENT DATED APRIL 18, 2001
       BY AND BETWEEN CHEROKEE BANK, N.A. AND DAVIS HOLDING COMPANY, INC.


                      LOT/LAND PURCHASE AND SALE AGREEMENT


                              Date:  April 09, 2001



1.     PURCHASE AND SALE.  The undersigned buyer ("Buyer") agrees to buy and the
       -----------------
undersigned seller ("Seller") agrees to sell all that tract or parcel of land, with such improvements as are located thereon, described as follows: All that tract of land lying and being in Land Lot 88 of the 15th District, 2nd Section of Cherokee County, Georgia, and being known as [ ] Marietta Highway, Canton, Georgia 30114, according to the present system of numbering in and around this area, being more particularly described as Lot n/a, Block n/a, Unit n/a, Phase/Section n/a of n/a subdivision, as recorded as Plat Book n/a, Page n/a, Cherokee County, Georgia, records together with all fixtures, landscaping, improvements, and appurtenances, all being hereinafter collectively referred to as the "Property." The full legal description of the Property is the same as is recorded with the Clerk of the Superior Court of the county in which the Property is located and is made a part of this Agreement by reference.

2.     PURCHASE  PRICE.  Buyer  warrants that Buyer will have sufficient cash at
       ---------------
closing, which when combined with the loan(s), if any, referenced herein, will allow Buyer to complete the purchase of the Property. Buyer does not need to sell or lease other real property in order to complete the purchase of the Property. The purchase price of the Property to be paid by Buyer at closing is:
[SELECT  ONE.  THE  OTHER  IS  NOT  A  PART  OF  THIS  AGREEMENT.]:

A.   [X]    Six  Hundred  Thousand  U.S.  Dollars,  ($600,000)

                                       OR

B. [ ] shall have a survey made of the Property by a registered Georgia Surveyor; if said survey is not mutually acceptable, the parties agree to resolve that issue in accordance with the provisions of the "Survey Resolution Exhibit" attached and made a part hereof by reference thereto. The total purchase price shall be determined by multiplying the total number of acres, to the nearest one one-hundredth of an acre determined by survey, by $
 per  acre.

3.     METHOD  OF  PAYMENT.  The purchase price of the Property shall be paid by
       -------------------
the buyer at closing subject to the following: [SELECT SECTIONS A, B, C, AND/OR D BELOW. THE SECTIONS NOT MARKED ARE NOT A PART OF THIS AGREEMENT.]:

   [X]    A.     ALL CASH AT CLOSING:  At closing, Buyer shall pay the purchase price to Seller in cash, or its equivalent. Buyer's obligations to close shall not be contingent upon Buyer's ability to obtain financing. Buyer shall pay all closing costs.

   [ ]    B.     LOAN  TO  BE  ASSUMED:  See  Exhibit  "_______."

   [ ] C. NEW LOAN TO BE OBTAINED: This Agreement is made conditioned upon Buyer's ability to obtain a loan (except if the loan is denied because of Buyer's lack of sufficient cash to close excluding the amount of the loan and/or because Buyer has not sold or leased other real property) in the principal amount of _______% of the purchase price listed above, with an interest rate at par of not more than ________% per annum on the unpaid balance, to be secured by a first lien security deed on the Property; the loan to be paid in consecutive monthly installments of principal and interest over a term of not less than ____ years. "Ability to obtain" as used herein mean that Buyer is qualified to receive the loan described herein based upon lender's customary and standard underwriting criteria. The loan shall be of the type selected below: [THE SECTIONS NOT MARKED ARE NOT A PART OF THIS AGREEMENT.]

          (1) LOAN TYPE: CONVENTIONAL; FHA (see attached exhibit); VA (see attached exhibit); OTHER (see attached exhibit);

          (2) RATE TYPE: FIXED RATE MORTGAGE LOAN; ADJUSTABLE RATE MORTGAGE ("ARM") LOAN;

          (3) CLOSING COSTS AND DISCOUNT POINTS: At closing, _____________ shall pay a sum not to exceed $______________ to be used at Buyer's discretion to pay for closing costs, loan discount points, survey costs, insurance relating to the property or loan and if allowed by lender, other cost to close, including escrow and prepaid items. Buyer shall pay any additional fees, costs, insurance premiums, or escrow amounts to fulfill lender requirements or to otherwise close this transaction.

          (4) LOAN OBLIGATIONS: Buyer agrees to: (a) make application for the loan within ________ (______) days from the Binding Agreement Date;
          (b) immediately notify Seller of having applied for the loan and the name of the lender; and (c) pursue qualification for and approval of the loan diligently and in good faith. Should Buyer not timely apply for the loan, Seller may terminate the Agreement if Buyer does not within five (5) days after receiving written notice thereof cure the default by providing Seller with written evidence of loan application. Buyer agrees that a loan with terms consistent with those described herein shall satisfy this loan contingency. Buyer may also apply for a loan with different terms and conditions and close the transaction provided all other terms and conditions of this Agreement are fulfilled, and the new loan does not increase the costs charged to the Seller. Buyer shall be obligated to close this transaction if Buyer has the ability to obtain a loan with terms as described herein and/or any other loan for which Buyer has applied and been approved.

   [ ]    D.     SECOND  LOAN  TO  BE  OBTAINED,  see  Exhibit  "_____."

4.   EARNEST  MONEY. Buyer has paid to Century-21-Max Stancil ("Holder") earnest
     --------------
     money of $5,000.00 check, OR $0.00 cash, which has been received by Holder. The earnest money shall be deposited in Holder's escrow/trust account (with Holder retaining the interest if the account is interest bearing) within five (5) banking days from the Binding Agreement Date and shall be applied toward the purchase price of the Property at the time of closing. In the event any earnest money check is not honored, for any reason, by the bank upon which it is drawn, Holder shall promptly notify Buyer and Seller. Buyer shall have three (3) banking days thereafter to deliver good funds to Holder. In the event Buyer does not timely deliver good funds, the Seller shall have the right to terminate this Agreement upon written notice to the Buyer. Holder shall disburse earnest money only as follows: (a) upon the failure of the parties to enter into a binding agreement; (b) at closing;
     (c) upon a written agreement signed by all parties having an interest in the funds; (d) upon order of a court or arbitrator having jurisdiction over any dispute involving the earnest money; or (e) upon a reasonable interpretation of this Agreement by Holder. Prior to disbursing earnest money pursuant to a reasonable interpretation of this Agreement, Holder shall give all parties fifteen (15) days notice by certified mail (to each party's last known address), stating to whom the disbursement will be made. Any party may object in writing to the disbursement, provided the objection is received by Holder prior to the end of the fifteen (15)-day notice period. All objections not raised in a timely manner shall be waived. In the event a timely objection is made, Holder shall consider the objection and shall do any or a combination of the following: (1) hold the earnest money for a reasonable period of time to give the parties an opportunity to resolve the dispute; (2) disburse the earnest money and so notify all parties; and/or (3) interplead the earnest money into a court of competent jurisdiction. Holder shall be reimbursed for and may deduct from any funds interpleaded its costs and expenses, including reasonable attorneys' fees. The prevailing party in the interpleader action shall be entitled to collect from the other party the costs and expenses reimbursed to Holder. No party shall seek damages from Holder (nor shall Holder be liable for the same) for any matter arising out of or related to the performance of Holder's duties under this earnest money paragraph. If Buyer breaches Buyer's obligations or warranties herein, Holder may pay the earnest money to Seller by check, which if accepted and deposited by Seller shall constitute liquidated damages in full settlement of all claims of Seller.

5.   CLOSING  AND  POSSESSION.
      ------------------------

     A. PROPERTY CONDITION: Seller warrants that at the time of closing or upon the granting of possession if at a time other than at closing, the Property will be in the same condition as it was on Binding Agreement Date, normal wear and tear excepted. Seller shall deliver Property clean and free of debris at time of possession. If the Property is destroyed or substantially damaged prior to closing, Seller shall promptly notify Buyer of the amount of insurance proceeds available to repair the damage and whether Seller will complete repairs prior to closing. Buyer may terminate this Agreement not later than five (5) days after receiving such notice by giving written notice to Seller. If Buyer does not terminate this Agreement, Buyer shall receive at closing such insurance proceeds as are paid on the claim which are not spent to repair the damage.

     B. TAXES: Real estate taxes on said Property for the calendar year in which the sale is closed shall be prorated as of the date of closing. Seller shall pay State of Georgia property transfer tax.

     C. CLOSING DATE AND POSSESSION: This transaction shall be closed on July 9, 2001, or on such other date as may be agreed to by the parties in writing; provided, however, that: (1) the loan described herein is unable to be closed on or before said date; or (2) Seller fails to satisfy valid title objections, Buyer or Seller may by notice to the other party (which notice must be received on or before the closing date) extend this Agreement's closing date up to seven (7) days from the above-stated closing date. Buyer agrees to allow Seller to retain possession of the Property until and through closing or until __________, whichever is later.

     D. WARRANTIES TRANSFER: Seller agrees to transfer to Buyer, at closing, subject to Buyer's acceptance thereof, Seller's interest in any manufacturer's warranties, service contracts, termite bond or treatment guarantee and/or other similar warranties which by their terms may be transferable to Buyer.

     E. PRORATIONS: Seller and Buyer agree to prorate all utility bills between themselves, as of the date of closing (or the day of possession of the Property by the Buyer, whichever is the later) which are issued after closing and include service for any period of time the Property was owned/occupied by Seller or any other person prior to Buyer.

     F. CLOSING CERTIFICATIONS: Buyer and Seller shall execute and deliver such certifications, affidavits, and statements as are required at closing to meet the requirements of the lender and of federal and state law.

6.   SELLER'S  PROPERTY  DISCLOSURE.  Seller's  Lot/Land Disclosure Statement is
     -----------------------------
     attached hereto and incorporated herein. Seller warrants that to the best of Seller's knowledge and belief the information contained therein is accurate and complete as of the Binding Agreement Date.

7.   TITLE.
     -----

     A. WARRANTY. Seller warrants that at the time of closing, Seller will convey good and marketable title to said Property by general warranty deed, subject only to: (1) zoning, (2) general utility, sewer, and drainage easements of record on the Acceptance Date upon which the improvements do not encroach; (3) subdivision and/or condominium declarations, covenants, restrictions, and easements of record on the Acceptance Date; and (4) leases and other encumbrances specified in this Agreement. Buyer agrees to assume Seller's responsibilities in any leases specified in this Agreement.

     B. EXAMINATION. Buyer may, prior to closing, examine title and furnish Seller with a written statement of objections affecting the marketability of said title. If Seller fails to satisfy valid title objections prior to closing or any extension thereof, then Buyer may terminate the Agreement upon written notice to Seller, in which case Buyer's earnest money shall be returned. Good and marketable title as used herein shall mean title which a title insurance company licensed to do business in Georgia will insure at its regular rates, subject only to standard exceptions.

     C. SURVEY. Any survey of the Property attached hereto by agreement of the parties prior to the Binding Agreement Date shall be a part of this Agreement. Buyer shall have the right to terminate this Agreement upon written notice to Seller if a new survey performed by a surveyor licensed in Georgia is obtained which is materially different from any attached survey with respect to the Property, in which case Buyer's earnest money shall be returned. The term "materially different" shall not apply to any improvements constructed by Seller in their agreed-upon locations subsequent to Binding Agreement Date. Matters revealed in said survey shall not relieve the warranty of title obligations of Seller referenced above.

8.   INSPECTION.  Buyer  and/or  Buyer's representatives shall have the right to
     ----------
     enter the Property at Buyer's expense and at reasonable times (including immediately prior to closing) to thoroughly inspect, examine, test, and survey the Property. Seller shall cause all utility services, if any, to be operational so that Buyer may complete all inspections under this Agreement. The Buyer agrees to hold the Seller and all Brokers harmless from all claims, injuries, and damages arising out of or related to the exercise of these rights. [SELECT SECTION A. OR B. BELOW. THE SECTION NOT MARKED SHALL NOT BE PART OF THIS AGREEMENT.]

        [ ]         A.  INSPECTION  PROCEDURE.  Buyer  shall  have the right and
      Buyer's       responsibility  to  review  and  inspect  all aspects of the
      Initials      Property  in  accordance with the attached "Lot/Land Special
                    Stipulations  Exhibit"  which  is  made  a  part  hereof.

                                       OR

        [ ]         B.  PROPERTY  SOLD  "AS  IS."  All  parties  agree  that the
      Buyer's       Property  is being sold "as is," with all faults. The Seller
      Initials      shall  have  no obligation for repairs or replacements noted
                    in any inspection(s) made by or for Buyer, except as may be otherwise required herein. Such repairs or replacements shall be the sole responsibility of Buyer.

9.   OTHER  PROVISIONS.
     -----------------

     A.  BINDING  EFFECT,  ENTIRE  AGREEMENT,  MODIFICATION,  ASSIGNMENT:  This
         ---------------------------------------------------------------
     Agreement shall be for the benefit of, and be binding upon, Buyer and Seller, their heirs, successors, legal representatives and permitted assigns. This Agreement constitutes the sole and entire agreement between the parties hereto and no modification or assignment of this Agreement shall be binding unless signed by all parties to this Agreement. No representation, promise, or inducement not included in this Agreement shall be binding upon any party hereto. Any assignee shall fulfill all the terms and conditions of this. Agreement.

     B.  SURVIVAL  OF AGREEMENT: All conditions or stipulations not fulfilled at
         ----------------------
     time of closing shall survive the closing until such time as the conditions or stipulations are fulfilled.

     C. GOVERNING LAW: This Agreement is intended as a contract for the purchase
        -------------
     and sale of real property and shall be interpreted in accordance with the laws of the State of Georgia.

     D.  TIME  OF  ESSENCE:  Time  is  of  the  essence  of  this  Agreement.
         -----------------

     E.  TERMINOLOGY:  As  the  context  may  require in this Agreement: (1) the
         -----------
     singular shall mean the plural and vice versa, and (2) all pronouns shall mean and include the person, entity, firm, or corporation to which they relate.

     F.  RESPONSIBILITY  TO  COOPERATE:  All  parties  agree to timely take such
         -----------------------------
     actions and produce, execute, and/or deliver such information and documentation as is reasonably necessary to carry out the responsibilities and obligations of this Agreement.

     G.  NOTICES:  Except  as  otherwise provided herein, all notices, including
         -------
     demands, required or permitted hereunder shall be in writing and delivered:
     (1) in person; (2) by an overnight delivery service, prepaid; (3) by facsimile transmission (FAX); or (4) by the United States Postal Service, postage prepaid, registered or certified return receipt requested. Notice shall be deemed to have been given as of the date and time it is actually received. Notwithstanding the above, notice by FAX shall be deemed to have been given as of the date and time it is transmitted if the sending FAX produces a written confirmation with the date, time and telephone number to which the notice was sent. Receipt of notice by the Broker representing a party as a client shall be deemed to be notice to that party for all purposes herein except in transactions where the Broker is practicing designated agency, in which case, receipt of notice only by the designated agent representing a party as a client shall be required to constitute notice to that party.

10.  DISCLAIMER. Buyer and Seller acknowledge that they have not relied upon any
     ----------
     advice, representations or statements of Brokers and waive and shall not assert any claims against Brokers involving the same. Buyer and Seller agree that Brokers shall not be responsible to advise Buyer and Seller on any matter, including but not limited to the following: any matter which could have been revealed through a survey, title search or inspection of the Property; the condition of the Property, any portion thereof, or any item therein; building products and construction techniques; the necessity or cost of any repairs to the Property; hazardous or toxic materials, termites and other wood-destroying organisms; the tax or legal consequences of this transaction; the availability and cost of utilities or community amenities; the appraised or future value of the Property, any condition(s) existing off the Property which may affect the Property, the terms, conditions and availability of financing; and the uses and zoning of the Property whether permitted or proposed. Buyer and Seller acknowledge that Brokers are not experts with respect to the above matters and that, if any of these matters or any other matters are of concern to them, they shall seek independent expert advice relative thereto. Buyer further acknowledges that in every neighborhood there are conditions which different buyers may find objectionable. Buyer shall therefore be responsible to become fully acquainted with neighborhood and other off-site conditions which could affect the Property.

11.  AGENCY  AND  BROKERAGE.
     ----------------------

     A.   AGENCY.
          ------

     1. In this Agreement, the term "Broker" shall mean a licensed Georgia real estate broker or brokerage firm and where the context would indicate the broker's affiliated licensees. No Broker in this transaction shall owe any duty to Buyer or Seller greater than what is set forth in their brokerage engagements and the Brokerage Relationships in Real Estate Transactions Act, O.C.G.A. Sec. 10-6A-1 et. seq.

     2. Seller and Buyer acknowledge that if they are not represented by a Broker they are each solely responsible for protecting their own interests, and that Brokers role is limited to performing ministerial acts for that party.

     3. The Broker, if any, working with the Seller is identified on the signature page as the "Listing Broker," and said Broker is [X] , OR, is not [ ] representing the Seller.

     4. The Broker, if any, working with the Buyer is identified on the signature page as the "Selling Broker," and said Broker is [X] , OR, is not [ ] representing the Buyer; and

     5. If Buyer and Seller are both being represented by the same Broker, a relationship of either designated agency [X] , OR, dual agency [ ] shall exist.

     (a) DUAL AGENCY DISCLOSURE. [APPLICABLE ONLY IF DUAL AGENCY HAS BEEN SELECTED ABOVE.] Seller and Buyer are aware that Broker is acting as a dual agent in this transaction and consent to the same. Seller and Buyer have been advised that:

          (1) In serving as a dual agent the Broker is representing two clients whose interests are or at times could be different or event adverse;

          (2) The Broker will disclose all adverse, material facts relevant to the transaction and actually known to the dual agent to all parties in the transaction except for information made confidential by request or instructions from another client which is not otherwise required to be disclosed by law;

          (3)  The  Buyer  and Seller do not have to consent to dual agency; and

          (4) The consent of the Buyer and Seller to dual agency has been given voluntarily and the parties have read and understood their brokerage engagement agreements.

          (5) Material Relationship Disclosure. The Broker and/or affiliated licensees have no material relationship with either client except as follows: ____________________________________________________________.

          (A material relationship means one actually known of a personal, familial or business nature between the Broker and affiliated licensees and a client which would impair their ability to exercise fair judgment relative to another client.)

          (6) Notwithstanding any provision to the contrary contained herein, Seller and Buyer each hereby direct Broker, while acting as a dual agent, to keep confidential and not reveal to the other party any information which could materially and adversely affect their negotiating position.

     (b) DESIGNATED AGENCY ASSIGNMENT. [APPLICABLE ONLY IF THE DESIGNATED AGENCY HAS BEEN SELECTED ABOVE.] The Broker has assigned Wanda Roach to work exclusively with Buyer as Buyer's Designated Agent and Cristal Stancil to work exclusively with Seller as Seller's Designated Agent. Each Designated Agent shall exclusively represent the party to whom each has been assigned as a client and shall not represent in this transaction the client assigned to the other Designated Agent.

     B. BROKERAGE. The Broker(s) identified herein have performed valuable brokerage services and are to be paid a commission pursuant to a separate agreement or agreements. Unless otherwise provided for herein, the Listing Broker will be paid a commission by the Seller, and the Selling Broker will receive a portion of the Listing Broker's commission pursuant to a cooperative brokerage agreement. The closing attorney is directed to pay the commission of the Broker(s) at closing out of the proceeds of the sale. If the sale proceeds are insufficient to pay the full commission, the party owing the commission will pay any shortfall at closing. If more than one Broker is involved in the transaction, the closing attorney is directed to pay each Broker their respective portion of said commission. In the event the sale is not closed because of Buyer's and/or Seller's failure or refusal to perform any of their obligations herein, the non-performing party shall immediately pay the Broker(s) the full commission the Broker(s) would have received had the sale closed, and the Selling Broker and Listing Broker may jointly or independently pursue the non-performing party for their portion of the commission.

12.  TIME  LIMIT  OF  OFFER.  This instrument shall be open for acceptance until
      ---------------------
     5:00  o'clock  P.M.  on  the  12  day  of  April,  2001.

13.  EXHIBITS  AND  ADDENDA. All exhibits and/or addenda attached hereto, listed
     ----------------------
     below, or referenced herein are made a part of this Agreement. If any such exhibit or addendum conflicts with any proceeding paragraph, said exhibit or addendum shall control: Exhibit "A" - Land/Lot Special Stipulations; Exhibit "B" - Survey; Exhibit "C" - Seller's Property Disclosure.

SPECIAL STIPULATIONS: The following Special Stipulations, if conflicting with any preceding paragraph shall control.

     Wanda  Roach  is  a  Director  of  Cherokee  Bank

[ ]  (Mark  if  additional  pages  are  attached.)

CENTURY 21 Max Stancil Realty (STAN01)
-------------------------------------------------  --------------------------------------------
Selling Broker               MLS Office Code       Buyer's Signature:        SS/FEI#

By: Wanda Roach                                    Cherokee Bank N.A., by Dennis Burnette Pres.
   ----------------------------------------------  --------------------------------------------
  Broker or Broker's Affiliated Licensee           Print or Type Name

Wanda Roach
-------------------------------------------------  --------------------------------------------
Print or Type Name                                 Buyer's Signature:        SS/FEI#

Bus Phone:  (770) 926-4482  FAX # (770) 591-2248   --------------------------------------------
                                                   Print or Type Name

Multiple Listing #
                   ------------------------------  --------------------------------------------
                                                   Seller's Signature:        SS/FEI#


CENTURY 21 Max Stancil Realty (STAN01)             Davis Holding Company
-------------------------------------------------  --------------------------------------------
Listing Broker               MLS Office Code       Print of Type Name

By: Cristal Stancil
   ----------------------------------------------  --------------------------------------------
  Broker or Broker's Affiliated Licensee           Seller's Signature:        SS/FEI#


Cristal Stancil
-------------------------------------------------  --------------------------------------------
Print or Type Name                                 Print of Type Name

Bus Phone:  (770) 926-4482  FAX # (770) 591-2248



ACCEPTANCE  DATE
----------------
The above proposition is hereby accepted, 7 o'clock P.M. on the 18th day of April, 2001.

BINDING  AGREEMENT  DATE
------------------------
This instrument shall become a binding agreement in the date ("Binding Agreement Date") when notice of the acceptance of this Agreement has been received by offeror. The offeror shall promptly notify offeree when acceptance has been received.


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